Money Market Management
A portfolio of Money Market Obligations Trust

Supplement to current Statement of Additional Information

For the above-listed Fund, under the heading “Investment Limitations” please delete the current Concentration limitation and replace it with the following:

“The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.”

For the above listed Fund, please delete the non-fundamental concentration limitation disclosure and replace it with the following:

“For purposes of the concentration limitation, the Adviser (a) deems the financial services industry to include the group of industries in the financial services sector, and the financial services sector to include banks, broker-dealers and financial companies; (b) divides utility companies according to their services (for example, gas, gas transmission, electric and telephone); (c) classifies financial companies according to the end users of their services (for example, automobile finance, bank finance and diversified finance); (d) classifies asset-backed securities according to the underlying assets securing such securities; and (e) deems investment in certain industrial development bonds funded by activities in a single industry to constitute investment in an industry.  The Adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party provider used by the Adviser does not assign a classification.  The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.”

 June 17, 2008

Cusip 60934N 21 1
38584 (6/08)